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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 10, 2002
                        (Date of earliest event reported)

                         Commission file number: 0-20167

                       NORTH COUNTRY FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


           MICHIGAN                                             38-2062816
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No)

1011 NOTEWARE DRIVE, TRAVERSE CITY, MI                             49686
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (906) 341-8401



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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          The firm of Plante & Moran of Grand Rapids, Michigan, has been engaged to perform an audit of the Registrant's financial statements for the year ending December 31, 2002.














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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NORTH COUNTRY FINANCIAL CORPORATION


Date: December 16, 2002           By: /s/ Sherry Littlejohn
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                                  Sherry Littlejohn, President












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